Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION
QUARTER ENDED JUNE 30, 2004

Financial Results

Table 1
Earnings
($ in Thousands, except per share data)

						GAAP
						Earnings /	Core
						Average	Earnings /
			Average			GAAP	Average
			Diluted			Common	Common
	GAAP	Core	Shares	GAAP	Core	Equity	Core Equity
	Earnings	Earnings	Outstanding	EPS	EPS	(Annualized)	(Annualized)
Q1: 2002	$11,219	$10,887	14,077,405	$0.80	$0.77	14.2%	14.2%
Q2: 2002	13,802	12,546	15,747,048	0.88	0.80	15.4%	14.5%
Q3: 2002	14,306	12,831	16,240,194	0.88	0.79	14.1%	14.3%
Q4: 2002	14,566	13,183	16,529,075	0.88	0.80	13.7%	14.2%
2002	53,893	49,447	15,658,623	3.44	3.16	14.3%	14.3%
Q1: 2003	14,932	14,962	16,983,513	0.88	0.88	12.9%	15.4%
Q2: 2003	22,212	20,761	18,433,165	1.21	1.13	17.6%	19.4%
Q3: 2003	24,636	24,481	19,018,487	1.30	1.29	17.8%	21.4%
Q4: 2003	69,933	30,485	19,800,863	3.53	1.54	50.0%	26.0%
2003	131,713	90,689	18,586,649	7.09	4.88	25.3%	20.8%
Q1: 2004	50,791	34,783	20,398,644	2.49	1.71	34.8%	27.5%
Q2: 2004	55,088	37,029	21,325,075	2.58	1.74	33.2%	25.4%

     See Tables 5 & 6 for a description of core earnings and core equity and a related reconciliation of GAAP earnings to core earnings and GAAP equity to core equity.

Table 2
Net Interest Income
($ in Thousands)

								Net	Net
								Interest	Interest
								Income/	Income/
	Total	Total	Net	Earning	Cost	Interest	Interest	Average	Average
	Interest	Interest	Interest	Asset	of	Rate	Rate	GAAP	Core
	Income	Expense	Income	Yield	Funds	Spread	Margin	Equity	Equity
Q1: 2002	$30,716	$15,602	$15,114	4.92%	2.82%	2.10%	2.36%	17.69%	18.13%
Q2: 2002	36,252	18,489	17,763	4.71%	2.69%	2.02%	2.25%	18.41%	19.12%
Q3: 2002	42,093	24,291	17,802	4.07%	2.57%	1.51%	1.68%	16.47%	18.51%
Q4: 2002	54,155	33,323	20,832	3.59%	2.35%	1.24%	1.35%	18.50%	20.92%
2002	163,216	91,705	71,511	4.13%	2.54%	1.60%	1.77%	17.75%	19.21%
Q1: 2003	61,125	36,933	24,192	3.31%	2.10%	1.21%	1.28%	19.79%	23.33%
Q2: 2003	71,426	41,802	29,624	3.35%	2.05%	1.30%	1.36%	23.45%	27.63%
Q3: 2003	90,163	55,532	34,631	3.03%	1.92%	1.11%	1.14%	25.07%	30.23%
Q4: 2003	108,262	68,594	39,668	2.79%	1.81%	0.98%	1.01%	28.38%	33.77%
2003	330,976	202,861	128,115	3.05%	1.93%	1.12%	1.16%	24.32%	28.91%
Q1: 2004	124,837	79,577	45,260	2.75%	1.79%	0.96%	0.98%	30.98%	35.75%
Q2: 2004	137,979	90,359	47,620	2.72%	1.82%	0.90%	0.92%	28.69%	32.62%

Table 3
Interest Expense
($ in Thousands)

				Average	Interest
				Consolidated	Expense	Cost of		Interest	Cost of
	Average	Total	Total	Asset-Backed	On	Funds of	Average	Expense On	Funds of
	Total	Interest	Cost Of	Securites (ABS)	Consolidated	Consolidated	Short Term	Short Term	Short Term
	Obligations	Expense	Funds	Issued	ABS Issued	ABS Issued	Debt	Debt	Debt
Q1: 2002	$2,211,927	$15,602	2.82%	$1,280,503	$10,661	3.33%	$931,424	$4,941	2.12%
Q2: 2002	2,752,215	18,489	2.69%	1,806,884	12,894	2.85%	945,331	5,595	2.37%
Q3: 2002	3,781,717	24,291	2.57%	2,893,682	18,893	2.61%	888,035	5,398	2.43%
Q4: 2002	5,680,238	33,323	2.35%	5,018,353	28,945	2.31%	661,885	4,378	2.65%
2002	3,616,506	91,705	2.54%	2,760,490	71,393	2.59%	856,016	20,312	2.37%
Q1: 2003	7,036,183	36,933	2.10%	6,637,053	34,993	2.11%	399,130	1,940	1.94%
Q2: 2003	8,160,393	41,802	2.05%	7,861,252	40,163	2.04%	299,141	1,639	2.19%
Q3: 2003	11,541,894	55,532	1.92%	11,197,470	53,861	1.92%	344,424	1,671	1.94%
Q4: 2003	15,119,594	68,594	1.81%	14,708,963	66,806	1.82%	410,631	1,788	1.74%
2003	10,489,614	202,861	1.93%	10,126,303	195,823	1.93%	363,311	7,038	1.94%
Q1: 2004	17,747,434	79,577	1.79%	17,299,503	77,006	1.78%	447,931	2,571	2.30%
Q2: 2004	19,890,064	90,359	1.82%	19,350,833	87,869	1.82%	539,231	2,490	1.85%

Financial Results (continued)

Table 4

Net Interest Income on an “At Risk” Assets and Recourse Debt Basis
($ in Thousands)

								Net
	Interest	Interest	Net			"At Risk"	"At Risk"	Interest
	Income	Expense	Interest		Recourse	Asset	Asset	Income/
	On	On	Income on	"At Risk"	Cost	Interest	Interest	Average
	"At Risk"	Recourse	"At Risk"	Asset	of	Rate	Rate	Core
	Assets	Debt	Basis	Yield	Funds	Spread	Margin	Equity
Q1: 2002	$20,055	$4,941	$15,114	6.30%	2.12%	4.18%	4.75%	18.13%
Q2: 2002	23,358	5,595	17,763	7.02%	2.37%	4.65%	5.34%	19.12%
Q3: 2002	23,200	5,398	17,802	7.03%	2.43%	4.60%	5.39%	18.51%
Q4: 2002	25,210	4,378	20,832	9.07%	2.65%	6.42%	7.49%	20.92%
2002	91,823	20,312	71,511	7.29%	2.37%	4.92%	5.68%	19.21%
Q1: 2003	26,132	1,940	24,192	11.77%	1.94%	9.82%	10.89%	23.33%
Q2: 2003	31,263	1,639	29,624	15.54%	2.19%	13.35%	14.73%	27.63%
Q3: 2003	36,302	1,671	34,631	16.19%	1.94%	14.25%	15.44%	30.23%
Q4: 2003	41,456	1,788	39,668	17.10%	1.74%	15.36%	16.36%	33.77%
2003	135,153	7,038	128,115	15.18%	1.94%	13.25%	14.39%	28.91%
Q1: 2004	47,831	2,571	45,260	18.53%	2.30%	16.24%	17.54%	35.75%
Q2: 2004	50,110	2,490	47,620	16.66%	1.85%	14.81%	15.83%	32.62%

See Table 7 for a reconciliation of GAAP interest income to net interest income on an “at risk” basis and GAAP interest expense to recourse cost of funds. See Table 8 for a description of recourse assets and recourse debt and a related reconciliation to reported GAAP assets and reported GAAP debt.

Table 5
Core Earnings (1)
($ in Thousands)

		Less: Net
		Realized &	Less:
		Unrealized	Variable
		Market	Stock	Less:
		Value	Option	Deferred
	GAAP	Gains/	Valuation	Tax	Core
	Earnings	(Losses)	Adjustments	Benefit	Earnings
Q1: 2002	$11,219	$875	$(543)	$—	$10,887
Q2: 2002	13,802	2,045	(789)	—	12,546
Q3: 2002	14,306	730	745	—	12,831
Q4: 2002	14,566	1,461	(78)	—	13,183
2002	53,893	5,111	(665)	—	49,447
Q1: 2003	14,932	918	(948)	—	14,962
Q2: 2003	22,212	2,941	(1,490)	—	20,761
Q3: 2003	24,636	668	(513)	—	24,481
Q4: 2003	69,933	42,149	(2,701)	—	30,485
2003	131,713	46,676	(5,652)	—	90,689
Q1: 2004	50,791	17,437	(1,429)	—	34,783
Q2: 2004	55,088	12,258	621	5,180	37,029

(1) Core earnings is not a measure of earnings in accordance with generally accepted accounting principles (GAAP). It is calculated as GAAP earnings from ongoing operations less net recognized gains (losses) and valuation adjustments (which include gains and losses from sales and calls and valuation adjustments on certain assets hedges) and deferred tax benefits. Management believes that core earnings provides relevant and useful information regarding its results from operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments on only a portion of the company’s assets and stock options and none of its liabilities are recognized through the income statement under GAAP and thus GAAP valuation adjustments may not be fully indicative of changes in market values on the balance sheet as a whole or a reliable guide to current operating performance. Furthermore, gains or losses realized upon sales of assets vary based on portfolio management decisions; a sale of an asset for a gain or a loss may or may not affect ongoing earnings from operations. Because all companies and analysts do not calculate non-GAAP measures such as core earnings in the same fashion, core earnings as calculated by the company may not be comparable to similarly titled measures reported by other companies.

Financial Results (continued)

Table 6
Core Equity (2)
($ in Thousands)

					Average
		Balance			Balance				Average
	Total	Sheet		Average	Sheet	Average	Average	Average	Common
	GAAP	Mark-to-Mkt	Core	GAAP	Mark-to-Mkt	Core	Preferred	Common	Core
	Equity	Adjustments	Equity	Equity	Adjustments	Equity	Equity	Equity	Equity
Q1: 2002	$364,444	$11,015	$353,429	$341,766	$8,360	$333,406	$26,517	$315,249	$306,889
Q2: 2002	417,930	35,826	382,104	385,887	14,213	371,674	26,517	359,370	345,157
Q3: 2002	445,728	54,148	391,580	432,310	47,705	384,605	26,517	405,793	358,088
Q4: 2002	473,033	69,146	403,887	450,464	52,200	398,264	26,517	423,947	371,747
2002	473,033	69,146	403,887	402,986	30,786	372,200	26,517	376,469	345,683
Q1: 2003	485,402	68,077	417,325	489,086	74,231	414,855	26,517	462,569	388,338
Q2: 2003	547,176	108,409	438,767	505,373	76,477	428,896	—	505,373	428,896
Q3: 2003	566,134	90,592	475,542	552,645	94,341	458,304	—	552,645	458,304
Q4: 2003	553,328	82,179	471,149	559,073	89,216	469,857	—	559,073	469,857
2003	553,328	82,179	471,149	526,808	83,637	443,171	6,538	520,270	436,633
Q1: 2004	608,122	78,517	529,605	584,385	77,940	506,445	—	584,385	506,445
Q2: 2004	757,940	111,221	646,719	663,873	79,998	583,875	—	663,873	583,875

(2) Core equity is calculated as GAAP equity less unrealized gains and losses on certain assets and hedges. Management believes measurements based on core equity provide relevant and useful information regarding its results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments reflected in GAAP equity represent unrealized gains and losses on a portion of the balance sheet only and may not be reflective of the equity available to invest in operations. Because all companies and analysts do not calculate non-GAAP measures in the same fashion, core equity and ratios using core equity as calculated by the company may not be comparable to similarly titled measures reported by other companies.

Table 7
Reconciliation of GAAP Interest Income and Interest Expense to Interest Income on “At Risk” Assets and
Interest Expense on Recourse Debt
($ in Thousands)

		Interest	Interest			Interest
		Income	Income		Interest	Expense
	Total	On Non-	On	Total	Expense On	On
	Interest	Recourse	"At Risk"	Interest	Consolidated	Recourse
	Income	Assets	Assets	Expense	ABS Issued	Debt
Q1: 2002	$30,716	$10,661	$20,055	$15,602	$10,661	$4,941
Q2: 2002	36,252	12,894	23,358	18,489	12,894	5,595
Q3: 2002	42,093	18,893	23,200	24,291	18,893	5,398
Q4: 2002	54,155	28,945	25,210	33,323	28,945	4,378
2002	163,216	71,393	91,823	91,705	71,393	20,312
Q1: 2003	61,125	34,993	26,132	36,933	34,993	1,940
Q2: 2003	71,426	40,163	31,263	41,802	40,163	1,639
Q3: 2003	90,163	53,861	36,302	55,532	53,861	1,671
Q4: 2003	108,262	66,806	41,456	68,594	66,806	1,788
2003	330,976	195,823	135,153	202,861	195,823	7,038
Q1: 2004	124,837	77,006	47,831	79,577	77,006	2,571
Q2: 2004	137,979	87,869	50,110	90,359	87,869	2,490

7

Table 8
Leverage Ratios

Equity to Assets and Debt to Equity
($ in thousands)

				GAAP	GAAP				Reported	Recourse
		Non-	(3)	Equity to	Equity to		Non-	(3)	Debt to	Debt to
	Reported	Recourse	Recourse	Reported	Recourse	Reported	Recourse	Recourse	GAAP	GAAP
	Assets	Assets	Assets	Assets	Assets	Debt	Debt	Debt	Equity	Equity
Q1: 2002	$2,739,838	$1,252,881	$1,486,957	13%	25%	$2,356,972	$1,234,459	$1,122,513	6.5	3.1
Q2: 2002	3,689,782	2,266,849	1,422,933	11%	29%	3,246,603	2,241,600	1,005,003	7.8	2.4
Q3: 2002	5,674,302	4,394,493	1,279,809	8%	35%	5,199,362	4,365,281	834,081	11.7	1.9
Q4: 2002	7,007,772	6,435,025	572,747	7%	83%	6,496,734	6,397,020	99,714	13.7	0.2
2002	7,007,772	6,435,025	572,747	7%	83%	6,496,734	6,397,020	99,714	13.7	0.2
Q1: 2003	8,172,063	7,210,944	961,119	6%	51%	7,646,408	7,170,691	475,717	15.8	1.0
Q2: 2003	10,356,052	9,591,192	764,860	5%	72%	9,760,315	9,542,631	217,684	17.8	0.4
Q3: 2003	14,901,374	13,835,517	1,065,857	4%	53%	14,281,936	13,782,213	499,723	25.2	0.9
Q4: 2003	17,626,770	16,837,005	789,765	3%	70%	17,019,023	16,782,586	236,437	30.8	0.4
2003	17,626,770	16,837,005	789,765	3%	70%	17,019,023	16,782,586	236,437	30.8	0.4
Q2: 2004	19,543,573	18,657,541	886,032	3%	69%	18,860,940	18,583,030	277,910	31.0	0.5
Q1: 2004	21,962,372	20,934,548	1,027,824	3%	74%	21,140,086	20,870,202	269,884	27.9	0.4

(3) Assets that have been sold to non-recourse securitization trusts and asset-backed securities issued that are non-recourse to Redwood are reported on our balance sheet. Only our net investments in the equity of these trusts constitute “at-risk” assets to us. If we had used different terms or forms of securitization these transactions may have been accounted for as sales. With sales accounting, our reported balance sheet (both assets and liabilities) would be substantially smaller (although the economics of the transaction and our exposure to risks would be unchanged). If we structured the securitizations differently and therefore accounted for them as sales rather than financings, our asset-based margins would have been different and, in some respects, reported on a basis that is more comparable to some other financial institutions. Our interest rate spread and our interest rate margin would have been higher and would show a positive trend in recent quarters. Our reported debt-to-equity ratio would have been substantially lower. Table 4 above presents our interest income and interest expense as if we had structured our securitizations to obtain sales accounting treatment rather than financing accounting treatment; effectively, on an “at-risk” basis for assets and on a recourse basis for liabilities.

Table 9
Reconciliation of Average Reported Assets to Average “At Risk” Assets and
Average Reported Debt to Average Recourse Debt
($ in Thousands)

		Average
	Average	Non-	Average	Average	Average	Average
	Reported	Recourse	"At Risk"	Reported	Consolidated	Recourse
	Assets	Assets	Assets	Debt	ABS Issued	Debt
Q1: 2002	$2,564,847	$1,291,657	$1,273,190	$2,211,927	$1,280,503	$931,424
Q2: 2002	3,158,751	1,827,533	1,331,218	2,752,215	1,806,884	945,331
Q3: 2002	4,234,477	2,914,133	1,320,344	3,781,717	2,893,682	888,035
Q4: 2002	6,158,898	5,046,549	1,112,349	5,680,238	5,018,353	661,885
2002	4,039,652	2,780,650	1,259,002	3,616,506	2,760,490	856,016
Q1: 2003	7,553,727	6,665,511	888,216	7,036,183	6,637,053	399,130
Q2: 2003	8,687,371	7,882,857	804,514	8,160,393	7,861,252	299,141
Q3: 2003	12,131,616	11,234,547	897,069	11,541,894	11,197,470	344,424
Q4: 2003	15,758,417	14,788,713	969,704	15,119,594	14,708,963	410,631
2003	11,058,272	10,168,153	890,119	10,489,614	10,126,303	363,311
Q1: 2004	18,385,969	17,353,653	1,032,316	17,747,434	17,299,503	447,931
Q2: 2004	20,610,362	19,407,258	1,203,104	19,890,064	19,350,833	539,231

8

Portfolios

Table 10
Balances & Yields
($ in Thousands)

	At period end					For period ended
		Unamortized		Unrealized	Net
	Current	Premium/	Credit	Gain/	Book	Average	Interest
	Face	(Discount)	Protection	(loss)	Value	Balance*	Income	Yield
Total Earning Assets
Q1: 2002	$2,912,217	$(10,332)	$(200,037)	$11,016	2,712,864	$2,498,565	30,716	4.92%
Q2: 2002	3,854,545	(14,318)	(212,296)	35,827	3,663,758	3,080,165	36,252	4.71%
Q3: 2002	5,829,188	(6,941)	(227,346)	54,148	5,649,049	4,131,870	42,093	4.07%
Q4: 2002	7,158,374	(25,644)	(233,162)	72,226	6,971,794	6,042,042	54,155	3.59%
2002	7,158,374	(25,644)	(233,162)	72,226	6,971,794	3,948,399	163,216	4.13%
Q1: 2003	8,356,918	(50,540)	(244,056)	72,282	8,134,604	7,393,566	61,125	3.31%
Q2: 2003	10,471,188	(62,789)	(216,834)	115,903	10,307,468	8,523,925	71,426	3.35%
Q3: 2003	14,969,841	(23,059)	(191,264)	91,992	14,847,510	11,911,196	90,163	3.03%
Q4: 2003	17,657,339	21,354	(217,806)	82,600	17,543,487	15,503,865	108,262	2.79%
2003	17,657,339	21,354	(217,806)	82,600	17,543,487	10,858,311	330,976	3.05%
Q1: 2004	19,537,316	39,166	(244,412)	87,874	19,477,810	18,158,335	124,837	2.75%
Q2: 2004	21,975,772	49,407	(264,523)	91,454	21,852,110	20,283,156	137,979	2.72%
Residential Real Estate Loans
Q1: 2002	$1,790,239	$9,502	$(5,481)	$—	1,794,260	$1,544,924	14,125	3.66%
Q2: 2002	2,795,628	13,881	(5,953)	—	2,803,556	2,201,384	19,601	3.56%
Q3: 2002	4,736,645	31,859	(6,611)	—	4,761,893	3,262,462	24,447	3.00%
Q4: 2002	6,190,674	32,776	(8,271)	—	6,215,179	5,318,910	37,264	2.80%
2002	6,190,674	32,776	(8,271)	—	6,215,179	3,092,755	95,437	3.09%
Q1: 2003	7,297,515	33,520	(9,996)	—	7,321,039	6,625,539	42,314	2.55%
Q2: 2003	9,206,986	52,593	(12,159)	—	9,247,420	7,670,484	47,299	2.47%
Q3: 2003	13,703,475	123,392	(13,617)	—	13,813,250	10,958,059	63,638	2.32%
Q4: 2003	16,110,748	144,748	(16,336)	—	16,239,160	14,381,270	82,727	2.30%
2003	16,110,748	144,748	(16,336)	—	16,239,160	9,932,961	235,978	2.38%
Q1: 2004	17,950,901	154,451	(18,847)	—	18,086,505	16,916,295	98,826	2.34%
Q2: 2004	19,766,481	169,174	(20,080)		19,915,575	18,754,200	109,880	2.34%
Home Equity Line of Credit
Q1: 2002	$—	$—	$—	$—	$—	$—	$—	—
Q2: 2002	—	—	—	—	—	—	—	—
Q3: 2002	—	—	—	—	—	—	—	—
Q4: 2002	—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	-
Q1: 2003	—	—	—	—	—	—	—	—
Q2: 2003	—	—	—	—	—	—	—	—
Q3: 2003	—	—	—	—	—	—	—	—
Q4: 2003	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	-
Q1: 2004	—	—	—	—	—	—	—	—
Q2: 2004	317,045	10,043	(267)	—	326,821	124,053	536	1.73%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$460,035	$(28,058)	$(194,556)	$12,411	249,832	$201,540	6,695	13.29%
Q2: 2002	492,642	(35,745)	(206,343)	34,205	284,759	238,282	9,006	15.12%
Q3: 2002	542,669	(49,360)	(220,735)	51,556	324,130	257,844	10,443	16.20%
Q4: 2002	559,186	(58,578)	(224,891)	76,762	352,479	271,016	11,283	16.65%
2002	559,186	(58,578)	(224,891)	76,762	352,479	242,404	37,427	15.44%
Q1: 2003	614,111	(84,648)	(234,060)	77,759	373,162	278,339	13,693	19.68%
Q2: 2003	598,134	(113,358)	(204,675)	113,310	393,411	279,010	17,977	25.77%
Q3: 2003	603,855	(145,356)	(177,647)	92,559	373,411	270,991	19,027	28.09%
Q4: 2003	623,692	(123,329)	(200,970)	79,334	378,727	272,999	17,394	25.49%
2003	623,692	(123,329)	(200,970)	79,334	378,727	275,308	68,091	24.73%
Q1: 2004	634,000	(110,994)	(216,924)	68,534	374,616	287,078	15,533	21.64%
Q2: 2004	712,908	(121,808)	(235,535)	86,674	442,239	317,235	16,077	20.27%

Portfolios (continued)

Table 10 (continued)
Balances & Yields
($ in Thousands)	At period end					For period ended
		Unamortized		Unrealized	Net
	Current	Premium/	Credit	Gain/	Book	Average	Interest
	Face	(Discount)	Protection	(loss)	Value	Balance*	Income	Yield

Commercial Real Estate Loans
Q1: 2002	$50,057	$(677)	$—	$—	49,380	$50,170	1,274	10.16%
Q2: 2002	50,436	(638)	—	—	49,798	49,369	1,233	9.99%
Q3: 2002	51,318	(654)	—	—	50,664	50,102	1,280	10.22%
Q4: 2002	30,250	(980)	—	—	29,270	47,935	1,213	10.12%
2002	30,250	(980)	—	—	29,270	49,390	5,000	10.12%
Q1: 2003	32,223	(1,009)	—	—	31,214	30,888	816	10.57%
Q2: 2003	42,492	171	(8,141)	—	34,522	33,138	960	11.59%
Q3: 2003	31,211	538	(8,141)	—	23,608	30,471	939	12.33%
Q4: 2003	31,180	(120)	(8,641)	—	22,419	23,464	244	4.16%
2003	31,180	(120)	(8,641)	—	22,419	29,473	2,959	10.04%
Q1: 2004	31,136	(318)	(8,641)	—	22,177	22,316	701	12.56%
Q2: 2004	43,448	(1,261)	(8,641)	—	33,546	26,129	868	13.29%
Securities
Q1: 2002	$601,926	$8,901	$—	$(1,395)	609,432	$676,692	8,514	5.03%
Q2: 2002	502,684	8,184	—	1,622	512,490	529,843	6,222	4.70%
Q3: 2002	477,950	11,214	—	2,592	491,756	493,997	5,719	4.63%
Q4: 2002	339,095	1,138	—	(4,536)	335,697	320,154	3,949	4.93%
2002	339,095	1,138	—	(4,536)	335,697	504,401	24,404	4.84%
Q1: 2003	370,187	1,597	—	(5,477)	366,307	360,084	4,192	4.66%
Q2: 2003	587,038	5,946	—	2,593	595,577	453,546	5,057	4.46%
Q3: 2003	599,144	6,508	—	(567)	605,085	602,622	6,478	4.30%
Q4: 2003	833,252	8,196	—	3,266	844,714	709,867	7,803	4.40%
2003	833,252	8,196	—	3,266	844,714	532,683	23,530	4.42%
Q1: 2004	921,279	(3,973)	—	19,340	936,646	862,005	9,611	4.46%
Q2: 2004	1,097,429	(6,741)	—	4,780	1,095,468	980,089	10,545	4.30%
Cash & Equivalents
Q1: 2002	$9,960	$—	$—	$—	9,960		108
Q2: 2002	13,155	—	—	—	13,155		190
Q3: 2002	20,606	—	—	—	20,606		204
Q4: 2002	39,169	—	—	—	39,169		446
2002	39,169	—	—	—	39,169		948
Q1: 2003	42,882	—	—	—	42,882		110
Q2: 2003	36,539	—	—	—	36,539		133
Q3: 2003	32,156	—	—	—	32,156		81
Q4: 2003	58,467	—	—	—	58,467		94
2003	58,467	—	—	—	58,467		418
Q1: 2004	57,866	—	—	—	57,866		166
Q2: 2004	38,461	—	—	—	38,461		73

* Average excludes unrealized gains(losses) from mark-to-market adjustments.

Portfolios (continued)

Table 11
Portfolio Activity				Discount/		Net	Net	Net
($ in Thousands)			Principal	(Premium)	Credit	Charge-offs/	Mark-to-Mkt	Increase/
	Acquisitions	Sales	Payments	Amortization	Provision	(Recoveries)	Adjustment	(Decrease)

Residential Real Estate Loans
Q1: 2002	$417,276	$—	$(95,924)	$(1,672)	$(282)	$—	$—	$319,398
Q2: 2002	1,146,621	(46,683)	(89,582)	(1,060)	(472)	—	472	1,009,296
Q3: 2002	2,075,296	(2,960)	(109,896)	(3,502)	(894)	236	57	1,958,337
Q4: 2002	1,616,400	—	(155,915)	(5,754)	(1,660)	—	215	1,453,286
2002	5,255,593	(49,643)	(451,317)	(11,988)	(3,308)	236	744	4,740,317
Q1: 2003	1,338,920	(73,137)	(152,768)	(6,156)	(1,756)	31	726	1,105,860
Q2: 2003	2,168,181	—	(234,582)	(5,055)	(2,163)	—	—	1,926,381
Q3: 2003	4,996,403	—	(420,395)	(8,720)	(1,458)	—	—	4,565,830
Q4: 2003	2,897,863	(605)	(458,957)	(9,684)	(2,769)	50	12	2,425,910
2003	11,401,367	(73,742)	(1,266,702)	(29,615)	(8,146)	81	738	10,023,981
Q1: 2004	2,321,706	—	(460,334)	(11,516)	(2,511)	—	—	1,847,345
Q2: 2004	2,703,443	—	(859,148)	(13,992)	(1,233)	—	—	1,829,070
Home Equity Line of Credit
Q1: 2002	$—	$—	$—	$—	$—	$—	$—	$—
Q2: 2002	—	—	—	—	—	—	—	—
Q3: 2002	—	—	—	—	—	—	—	—
Q4: 2002	—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
Q1: 2003	—	—	—	—	—	—	—	—
Q2: 2003	—	—	—	—	—	—	—	—
Q3: 2003	—	—	—	—	—	—	—	—
Q4: 2003	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
Q1: 2004	—	—	—	—	—	—	—	—
Q2: 2004	335,044	—	(7,706)	(250)	(267)	—	—	326,821
Residential Loan Credit-Enhancement Securities
Q1: 2002	$59,157	$(5,037)	$(4,270)	$366	$—	$—	$8,803	$59,019
Q2: 2002	25,849	(898)	(15,801)	1,767	—	—	24,010	34,927
Q3: 2002	28,983	—	(9,437)	2,722	—	—	17,103	39,371
Q4: 2002	13,442		(13,573)	3,275	—	—	25,205	28,349
2002	127,431	(5,935)	(43,081)	8,130	—	—	75,121	161,666
Q1: 2003	37,077	—	(23,212)	5,545	—	—	1,273	20,683
Q2: 2003	11,265	(1,248)	(38,773)	10,024	—	—	38,981	20,249
Q3: 2003	23,164	—	(37,647)	11,432	—	—	(16,949)	(20,000)
Q4: 2003	77,367	—	(116,575)	10,188	—	—	34,336	5,316
2003	148,873	(1,248)	(216,207)	37,189	—	—	57,641	26,248
Q1: 2004	37,608	(22,416)	(34,640)	8,637	—	—	6,700	(4,111)
Q2: 2004	75,027	—	(46,997)	8,847	—	—	30,746	67,623
Commercial Real Estate Loans
Q1: 2002	$140	$—	$(1,873)	$28	$—	$—	$1	$(1,704)
Q2: 2002	470	—	(53)	—	—	—	1	418
Q3: 2002	919	—	(54)	—	—	—	1	866
Q4: 2002	—	—	(21,068)	24	—	—	(350)	(21,394)
2002	1,529	—	(23,048)	52	—	—	(347)	(21,814)
Q1: 2003	2,011	—	(68)	—	—	—	1	1,944
Q2: 2003	3,408	—	(34)	(67)	—	—	1	3,308
Q3: 2003	1,023	—	(12,034)	(33)	—	—	130	(10,914)
Q4: 2003	—	—	(31)	(158)	(500)	—	(500)	(1,189)
2003	6,442	—	(12,167)	(258)	(500)	—	(368)	(6,851)
Q1: 2004	—	—	(45)	(122)	—	—	(75)	(242)
Q2: 2004	17,066	(2,339)	(3,233)	(102)			(23)	11,369
Securities
Q1: 2002	$76,701	$(89,395)	$(60,040)	$(1,701)	$—	$—	$385	$(74,050)
Q2: 2002	23,026	(56,802)	(65,617)	(1,249)	—	—	3,700	(96,942)
Q3: 2002	6,811	—	(31,830)	(1,052)	—	—	5,337	(20,734)
Q4: 2002	196,279	(315,308)	(31,009)	(24)	—	—	(5,997)	(156,059)
2002	302,817	(461,505)	(188,496)	(4,026)	—	—	3,425	(347,785)
Q1: 2003	42,955	—	(11,329)	3	—	—	(1,019)	30,610
Q2: 2003	237,515	(4,051)	(12,126)	(111)	—	—	8,043	229,270
Q3: 2003	28,702	—	(12,677)	(96)	—	—	(6,421)	9,508
Q4: 2003	256,588	—	(17,658)	(343)	—	—	1,042	239,629
2003	565,760	(4,051)	(53,790)	(547)	—	—	1,645	509,017
Q1: 2004	86,278	(142)	(9,807)	(484)	—	—	16,087	91,932
Q2: 2004	192,700	(8,333)	(10,069)	(705)	—	—	(14,771)	158,822

Portfolios (continued)

Table 12
Residential Credit Results
($ in Thousands)

					Total				Losses To
		Internally-		(4)	Credit				Securities	Redwood's	Total Credit
		Designated	External	Total	Protection			Total	Junior To	Share of Net	Losses As %
	Underlying	Credit	Credit	Credit	As % of	Delinquent	Delinquent	Credit	Redwood's	Charge Offs	of Loans
	Loans	Reserves	Enhancement	Protection	Loans	Loans	Loan %	Losses	Interest	(Recoveries)	(Annualized)
Total Residential Portfolio
Q1: 2002	$66,620,865	$200,037	$79,924	$279,961	0.42%	$134,775	0.20%	$452	$618	$(166)	0.01%
Q2: 2002	68,864,715	212,296	65,102	277,398	0.40%	153,217	0.22%	115	189	(74)	0.01%
Q3: 2002	73,245,252	227,346	64,147	291,493	0.40%	152,894	0.21%	386	103	283	0.01%
Q4: 2002	64,874,289	233,162	63,179	296,341	0.46%	150,353	0.23%	377	163	214	0.01%
2002	64,874,289	233,162	63,179	296,341	0.46%	150,353	0.23%	1,330	1,073	257	0.01%
Q1: 2003	68,069,255	244,056	61,814	305,870	0.45%	162,657	0.24%	1,171	456	715	0.01%
Q2: 2003	61,071,919	216,834	58,296	275,130	0.45%	163,894	0.27%	384	152	232	0.01%
Q3: 2003	57,493,402	191,264	51,985	243,249	0.42%	179,871	0.31%	986	38	948	0.01%
Q4: 2003	84,372,335	217,306	46,476	263,782	0.31%	137,978	0.16%	1,645	357	1,288	0.01%
2003	84,372,335	217,306	46,476	263,782	0.31%	137,978	0.16%	4,186	1,003	3,183	0.01%
Q1: 2004	89,448,075	235,771	43,797	279,568	0.31%	146,055	0.16%	103	—	103	0.01%
Q2: 2004	117,020,797	255,615	70,460	326,075	0.28%	136,654	0.12%	1,781	75	1,706	0.01%
Residential Real Estate Loans
Q1: 2002	$1,790,239	$5,481	$—	$5,481	0.31%	$4,926	0.28%	$—	$—	$—	0.00%
Q2: 2002	2,795,628	5,953	—	5,953	0.21%	3,257	0.12%	—	—	—	0.00%
Q3: 2002	4,736,645	6,611	—	6,611	0.14%	1,387	0.03%	236	—	236	0.01%
Q4: 2002	6,190,674	8,271	—	8,271	0.13%	4,127	0.07%	—	—	—	0.00%
2002	6,190,674	8,271	—	8,271	0.13%	4,127	0.07%	236	—	236	0.01%
Q1: 2003	7,297,515	9,996	—	9,996	0.14%	1,159	0.02%	31	—	31	0.01%
Q2: 2003	9,206,986	12,159	—	12,159	0.13%	3,895	0.04%	—	—	—	0.00%
Q3: 2003	13,703,475	13,617	—	13,617	0.10%	1,598	0.01%	—	—	—	0.00%
Q4: 2003	16,110,748	16,336	—	16,336	0.10%	5,419	0.03%	50	—	50	0.01%
2003	16,110,748	16,336	—	16,336	0.10%	5,419	0.03%	81	—	81	0.01%
Q1: 2004	17,950,901	18,847	—	18,847	0.10%	3,439	0.02%	—	—	—	0.00%
Q2: 2004	19,766,481	20,080	—	20,080	0.10%	5,362	0.03%	—	—	—	0.00%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$64,826,605	$194,556	$79,924	$274,480	0.42%	$129,849	0.20%	$452	$618	$(166)	0.01%
Q2: 2002	66,061,159	206,343	65,102	271,445	0.41%	149,960	0.23%	115	189	(74)	0.01%
Q3: 2002	68,483,359	220,735	64,147	284,882	0.42%	151,507	0.22%	150	103	47	0.01%
Q4: 2002	58,659,110	224,891	63,179	288,070	0.49%	146,226	0.25%	377	163	214	0.01%
2002	58,659,110	224,891	63,179	288,070	0.49%	146,226	0.25%	1,094	1,073	21	0.01%
Q1: 2003	60,748,216	234,060	61,814	295,874	0.49%	161,498	0.27%	1,140	456	684	0.01%
Q2: 2003	51,824,499	204,675	58,296	262,971	0.51%	159,999	0.31%	384	152	232	0.01%
Q3: 2003	43,680,152	177,647	51,985	229,632	0.53%	178,273	0.41%	986	38	948	0.01%
Q4: 2003	68,133,175	200,970	46,476	247,446	0.36%	132,559	0.19%	1,595	357	1,238	0.01%
2003	68,133,175	200,970	46,476	247,446	0.36%	132,559	0.19%	4,105	1,003	3,102	0.01%
Q1: 2004	71,361,570	216,924	43,797	260,721	0.37%	142,616	0.20%	103	—	103	0.01%
Q2: 2004	97,105,222	235,535	70,460	305,995	0.32%	131,292	0.14%	1,781	75	1,706	0.01%

(4) The credit reserve on residential real estate loans owned is only available to absorb losses on the residential real estate loan portfolio. The internally-designated credit reserves on loans credit enhanced and the external credit enhancement on loans credit enhanced are only available to absorb losses on the residential loan credit-enhancement portfolio. This table excludes residential home equity lines of credit.

Loan Characteristics

Table 13
Residential Real Estate Loan
Characteristics
(at period end, all dollars in thousands)

	Jun. 2004	Mar. 2004	Dec. 2003	Sep. 2003	Jun. 2003	Mar. 2003	Dec. 2002
Retained Residential Loans	$19,915,575	$18,086,505	$16,239,160	$13,813,250	$9,247,420	$7,321,039	$6,215,179
Number of loans	56,097	49,756	43,919	37,122	24,988	19,805	16,669
Average loan size	$355	$364	$370	$372	$370	$370	$373
Adjustable %	99%	99%	99%	99%	99%	99%	99%
Hybrid %	1%	1%	1%	1%	1%	1%	1%
Fixed %	0%	0%	0%	0%	0%	0%	0%
Northern California	14%	13%	13%	13%	13%	13%	12%
Southern California	12%	12%	12%	12%	12%	12%	12%
Florida	11%	11%	11%	11%	12%	12%	12%
Georgia	5%	5%	6%	6%	5%	5%	6%
New York	5%	5%	5%	6%	6%	7%	8%
New Jersey	4%	4%	5%	5%	4%	5%	5%
Illinois	3%	4%	4%	4%	4%	4%	4%
Texas	4%	4%	4%	4%	3%	3%	3%
Arizona	4%	4%	4%	3%	3%	3%	3%
Colorado	4%	4%	4%	3%	3%	3%	3%
Virgina	3%	2%	3%	2%	2%	2%	2%
Other states (none greater than 3%)	31%	32%	29%	31%	33%	31%	30%
Year 2004 origination	23%	11%	0%	0%	0%	0%	0%
Year 2003 origination	52%	60%	66%	58%	40%	11%	0%
Year 2002 origination	21%	24%	28%	34%	49%	72%	78%
Year 2001 origination	3%	3%	4%	5%	6%	11%	13%
Year 2000 origination	0%	0%	0%	0%	0%	0%	0%
Year 1999 origination	1%	1%	1%	1%	1%	2%	2%
Year 1998 origination or earlier	1%	1%	1%	2%	4%	4%	7%
% balance in loans > $1mm per loan	14%	15%	16%	17%	15%	14%	14%

Loan Characteristics (continued)

Table 14
Residential Loan Credit-Enhancement Securities – Underlying Collateral Characteristics
(all dollars in thousands)

	Jun. 2004	Mar. 2004	Dec. 2003	Sep. 2003	Jun. 2003	Mar. 2003	Dec. 2002
First loss position, principal value	$279,927	$262,329	$255,570	$236,968	$233,787	$236,122	$215,046
Second loss position, principal value	197,403	176,672	174,592	168,547	168,524	176,864	163,428
Third loss position, principal value	235,578	194,999	193,530	198,340	195,823	201,125	180,712

Total principal value	$712,908	$634,000	$623,692	$603,855	$598,134	$614,111	$559,186
First loss position, reported value	$102,088	$75,769	$78,030	$70,458	$74,470	$63,675	$65,292
Second loss position, reported value	145,211	133,167	134,225	128,280	139,788	130,415	121,491
Third loss position, reported value	194,940	165,680	166,472	174,673	179,153	179,072	165,696

Total reported value	$442,239	$374,616	$378,727	$373,411	$393,411	$373,162	$352,479
Internal Designated Credit Reserves	$235,535	$216,924	$200,970	$177,647	$204,675	$234,060	$224,891
External Credit Enhancement	70,460	43,797	46,476	51,985	58,296	61,814	63,179

Total Credit Protection	$305,995	$260,721	$247,446	$229,632	$262,971	$295,874	$288,070
As % of Total Portfolio	0.32%	0.37%	0.36%	0.53%	0.51%	0.49%	0.49%
Underlying Residential Real Estate Loans	$97,105,222	$71,361,570	$68,133,175	$43,680,152	$51,824,499	$60,748,216	$58,659,110
Number of credit-enhanced loans	216,048	163,673	152,083	96,424	116,730	138,327	135,196
Average loan size	$449	$436	$448	$453	$444	$439	$434
Adjustable %	13%	20%	21%	21%	36%	27%	20%
Hybrid %	44%	66%	64%	57%	36%	39%	37%
Fixed %	43%	14%	15%	22%	28%	34%	43%
Northern California	23%	26%	26%	25%	26%	26%	27%
Southern California	24%	25%	25%	25%	24%	24%	25%
New York	5%	5%	5%	6%	6%	5%	5%
Florida	4%	4%	4%	4%	4%	4%	3%
Massachusetts	3%	3%	3%	3%	3%	3%	3%
New Jersey	3%	3%	3%	3%	3%	3%	3%
Virginia	3%	3%	3%	3%	3%	3%	3%
Illinois	3%	3%	3%	3%	3%	3%	3%
Other states (none greater than 3%)	32%	28%	28%	28%	28%	29%	28%
Year 2004 origination	16%	0%	0%	0%	0%	0%	0%
Year 2003 origination	50%	58%	51%	28%	12%	2%	0%
Year 2002 origination	18%	22%	26%	34%	42%	41%	28%
Year 2001 origination	6%	8%	11%	18%	24%	31%	40%
Year 2000 origination	2%	2%	2%	4%	4%	4%	5%
Year 1999 origination	2%	3%	3%	6%	7%	9%	11%
Year 1998 or earlier origination	6%	7%	7%	10%	11%	13%	16%
% balance in loans > $1mm per loan	6%	9%	11%	11%	10%	10%	8%

Table 15
Commercial Real Estate Loans — Characteristics
(at period end, all dollars in thousands)

	Jun. 2004	Mar. 2004	Dec. 2003	Sep. 2003	Jun. 2003	Mar. 2003	Dec. 2002
Commercial Mortgage Loans	$33,546	$22,177	$22,419	$23,608	$34,522	$31,214	$29,270
Number of Loans	6	9	9	9	12	10	7
Average Loan Size	$5,591	$2,464	$2,491	$2,623	$2,877	$3,121	$4,181
Serious Delinquency	$—	$—	$—	$—	$650	$650	$650
Realized Credit losses	—	—	—	—	—	—	—
California %	72%	65%	65%	65%	46%	40%	36%

Loan Characteristics (continued)

Table 16
Securities Portfolio – Characteristics at June 30, 2004
($ in thousands)

		Rating:
	Total	AAA	AA	A	BBB	BB	B	Unrated
Commercial Real Estate	$167,933	$15,083	$—	$31,064	$91,686	$26,493	$1,513	$2,094
Residential Prime	328,045	30,271	178,766	52,814	66,194	—	—	—
Residential Subprime	310,357	—	25,699	212,062	72,596	—	—	—
Residential Second Lien	125,586	—	58,495	57,642	9,449	—	—	—
Manufactured Housing	13,905	2,810	5,438	—	—	3,750	1,907	—
Corporate REIT Debt	62,382	—	—	7,161	47,456	7,765	—	—
Real Estate CDOs	87,260	5,157	19,971	33,036	25,065	—	—	4,031

Total Securities Portfolio	$1,095,468	$53,321	$288,369	$393,779	$312,446	$38,008	$3,420	$6,125

Table 17
Asset / Liability Matching at June 30, 2004
($ in thousands)

		One-	Six-	One-		Non		Total
		Month	Month	Year	Fixed/	Interest		Liabilities
Asset	Asset	LIBOR	LIBOR	Treasury	Hybrid	Bearing		And
Type	Amount	Liabilities	Liabilities	Liabilities	Liabilities	Liabilities	Equity	Equity
Cash (unrestricted)	$38,461	$38,461	$—	$—	$—	$—	$—	$38,461
One-Month LIBOR	4,965,073	4,887,756	77,317	—	—	—	—	4,965,073
Six-Month LIBOR	15,707,443	—	15,325,577	154,633	—	—	227,233	15,707,443
Other ARM	372,755	317,044	—	—	—	—	55,711	372,755
Fixed / Hybrid < 1yr*	130,624	—	—	—	46,368	—	84,256	130,624
Fixed / Hybrid > 1yr	637,754	—	—	—	292,930	—	344,824	637,754
Non-Earning Assets	110,262	—	—	—	—	64,346	45,916	110,262

Total	$21,962,372	$5,243,261	$15,402,894	$154,633	$339,298	$64,346	$757,940	$21,962,372

*	Projected principal receipts on fixed-rate and hybrid assets over the next twelve months.

Long-Term Debt Characteristics

Table 18
Long-Term Debt Characteristics — Residential Mortgage Loans (Sequoia)
(all dollars in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia Long-	Debt	Issue	Issue		Stated	Callable	At June. 30,	June. 30
Term Debt Issue	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Sequoia 1 A1	AAA	07/29/97	$334,347	1m LIBOR	2028	Called	$—	NM
Sequoia 1 A2	AAA	07/29/97	200,000	Fed Funds	2028	Called	—	NM
Sequoia 2 A1	AAA	11/06/97	592,560	1y Treasury	2029	2004	154,743	2.39%
Sequoia 2 A2	AAA	11/06/97	156,600	1m LIBOR	2029	2004	40,895	1.64%
Sequoia 3 A1	AAA	06/26/98	225,459	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A2	AAA	06/26/98	95,000	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A3	AAA	06/26/98	164,200	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A4	AAA	06/26/98	121,923	1m LIBOR	2028	Called	—	NM
Sequoia 3 M1	AA/AAA	06/26/98	16,127	1m LIBOR	2028	Called	—	NM
Sequoia 3 M2	A/AA	06/26/98	7,741	1m LIBOR	2028	Called	—	NM
Sequoia 3 M3	BBB/A	06/26/98	4,838	1m LIBOR	2028	Called	—	NM
Sequoia 1A A1	AAA	05/04/99	157,266	1m LIBOR	2028	Called	—	NM
Sequoia 4 A	AAA	03/21/00	377,119	1m LIBOR	2024	2007	162,274	1.64%
Sequoia 5 A	AAA	10/29/01	496,667	1m LIBOR	2026	2008	336,284	1.63%
Sequoia 5 B1	AA	10/29/01	5,918	1m LIBOR	2026	2008	5,918	2.08%
Sequoia 5 B2	A	10/29/01	5,146	1m LIBOR	2026	2008	5,146	2.08%
Sequoia 5 B3	BBB	10/29/01	2,316	1m LIBOR	2026	2008	2,316	2.08%
Sequoia 6A	AAA	04/26/02	496,378	1m LIBOR	2027	2009	367,700	1.60%
Sequoia 6B1	AA	04/26/02	5,915	1m LIBOR	2027	2009	5,915	1.98%
Sequoia 7A	AAA	05/29/02	554,686	1m LIBOR	2032	2008	385,989	1.62%
Sequoia 7B1	AA	05/29/02	8,080	1m LIBOR	2032	2008	8,080	2.03%
Sequoia 8 1A-1	AAA	07/30/02	50,000	1m LIBOR	2032	Retired	—	NM
Sequoia 8 1A-2	AAA	07/30/02	61,468	Fixed to 12/04	2032	2008	18,071	3.46%
Sequoia 8 2A	AAA	07/30/02	463,097	1m LIBOR	2032	2008	351,971	1.58%
Sequoia 8 3A	AAA	07/30/02	49,973	6m LIBOR	2032	2008	32,239	2.97%
Sequoia 8 B1	AA	07/30/02	9,069	1m LIBOR	2032	2008	9,069	1.96%
Sequoia 9 1A	AAA	08/28/02	381,689	1m LIBOR	2032	2011	306,098	1.63%
Sequoia 9 2A	AAA	08/28/02	168,875	1m LIBOR	2032	2011	107,967	2.80%
Sequoia 9 B1	AA	08/28/02	7,702	1m LIBOR	2032	2011	7,702	2.03%
Sequoia 10 1A	AAA	09/26/02	822,375	1m LIBOR	2027	2011	654,688	1.68%
Sequoia 10 2A-1	AAA	09/26/02	190,000	1m LIBOR	2027	2011	154,353	1.60%
Sequoia 10 2A-2	AAA	09/26/02	3,500	1m LIBOR	2027	2011	3,500	1.96%
Sequoia 10 B1	AA	09/26/02	12,600	1m LIBOR	2027	2011	12,600	2.08%
Sequoia 10 B2	A	09/26/02	8,400	1m LIBOR	2027	2011	8,400	2.08%
Sequoia 10 B3	BBB	09/26/02	4,725	1m LIBOR	2027	2011	4,725	2.68%
Sequoia 11 A	AAA	10/30/02	695,210	1m LIBOR	2032	2011	540,224	1.73%
Sequoia 11 B1	AA	10/30/02	9,726	1m LIBOR	2032	2011	9,726	2.25%
Sequoia 12 A	AAA	12/19/02	1,080,076	1m LIBOR	2033	2009	877,224	1.73%
Sequoia 12 B1	AA	12/19/02	16,815	1m LIBOR	2033	2009	16,815	2.13%
Sequoia 2003-1 A1	AAA	02/27/03	798,206	1m LIBOR	2033	2009	654,518	1.66%
Sequoia 2003-1 A2	AAA	02/27/03	190,000	6m LIBOR	2033	2009	155,317	1.57%
Sequoia 2003-1 B1	AA	02/27/03	15,905	1m LIBOR	2033	2009	15,905	2.16%
Sequoia 2003-1 B2	A	02/27/03	8,210	Pass Through	2033	2009	8,210	2.61%
Sequoia 2003-2 A1	AAA	04/29/03	500,000	1m LIBOR	2022	2009	416,238	1.61%
Sequoia 2003-2 A2	AAA	04/29/03	303,600	6m LIBOR	2022	2009	249,984	1.62%
Sequoia 2003-2 M1	AA	04/29/03	11,480	1m LIBOR	2016	2009	11,480	1.93%
Sequoia 2003-3 A1	AAA	06/26/03	379,455	1m LIBOR	2023	2009	322,897	1.61%
Sequoia 2003-3 A2	AAA	06/26/03	149,922	6m LIBOR	2023	2009	132,738	2.22%
Sequoia 2003-3 B1	AA	06/26/03	9,075	1m LIBOR	2025	2009	9,075	1.93%
MLCC 2003-C A1	AAA	06/26/03	773,795	1m LIBOR	2023	2012	661,721	1.63%
MLCC 2003-C A2	AAA	06/26/03	200,002	6m LIBOR	2023	2012	170,427	2.22%
MLCC 2003-C B1	AA	06/26/03	10,553	1m LIBOR	2025	2012	10,553	1.95%
MLCC 2003-D A	AAA	07/29/03	992,833	1m LIBOR	2028	2012	891,033	1.61%
MLCC 2003-D B1	AA	07/29/03	10,758	1m LIBOR	2028	2012	10,758	1.93%
Sequoia 2003-4 1A1	AAA	07/29/03	148,641	1m LIBOR	2033	2009	135,212	1.59%
Sequoia 2003-4 1A2	AAA	07/29/03	150,000	6m LIBOR	2033	2009	139,083	1.50%
Sequoia 2003-4 1B1	AA	07/29/03	3,864	1m LIBOR	2033	2009	3,864	1.93%
Sequoia 2003-4 2A1	AAA	07/29/03	189,415	1m LIBOR	2033	2011	171,013	1.63%
Sequoia 2003-4 2M1	AA	07/29/03	9,986	1m LIBOR	2033	2011	9,986	1.75%
Sequoia 2003-4 2B1	AA	07/29/03	2,367	1m LIBOR	2033	2011	2,367	1.93%
Sequoia 2003-5 A1	AAA	08/27/03	675,596	1m LIBOR	2033	2009	582,222	1.59%
Sequoia 2003-5 A2	AAA	08/27/03	149,609	6m LIBOR	2033	2009	130,970	1.50%
Sequoia 2003-5 B1	AA	08/27/03	15,043	1m LIBOR	2033	2009	15,043	1.88%
Sequoia 2003-6 A1	AAA	10/29/03	458,238	1m LIBOR	2033	2009	409,496	1.59%
Sequoia 2003-6 A2	AAA	10/29/03	180,474	6m LIBOR	2033	2009	163,713	1.61%

Long-Term Debt Characteristics (continued)

Table 18 (continued)
Long-Term Debt Characteristics — Residential Mortgage Loans (Sequoia)
(all dollars in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia Long-	Debt	Issue	Issue		Stated	Callable	At June. 30,	June. 30
Term Debt Issue	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Sequoia 2003-6 B1	AA	10/29/03	11,287	1m LIBOR	2033	2009	11,287	1.86%
Sequoia 2003-7 A1	AAA	11/25/03	290,000	1m LIBOR	2034	2009	267,427	1.60%
Sequoia 2003-7 A2	AAA	11/25/03	505,100	6m LIBOR	2034	2009	464,460	1.88%
Sequoia 2003-7 B1	AA	11/25/03	16,607	1m LIBOR	2034	2009	16,607	1.83%
Sequoia 2003-8 A1	AAA	12/23/03	791,768	1m LIBOR	2034	2009	745,848	1.60%
Sequoia 2003-8 A2	AAA	12/23/03	150,000	6m LIBOR	2034	2009	145,872	2.19%
Sequoia 2003-8 B1	AA	12/23/03	14,166	1m LIBOR	2034	2009	14,166	1.87%
Sequoia 2003-8 B2	A	12/23/03	8,304	1m LIBOR	2034	2009	8,304	2.53%
MLCC 2003-E A1	AAA	08/28/03	823,305	1m LIBOR	2028	2012	747,662	1.61%
MLCC 2003-E A2	AAA	08/28/03	150,000	6m LIBOR	2028	2012	132,441	1.51%
MLCC 2003-E B1	AA	08/28/03	10,547	1m LIBOR	2028	2012	10,547	1.90%
MLCC 2003-F A1	AAA	09/25/03	839,000	1m LIBOR	2028	2012	763,794	1.62%
MLCC 2003-F A2	AAA	09/25/03	270,000	6m LIBOR	2028	2012	245,495	1.49%
MLCC 2003-F A3	AAA	09/25/03	175,000	Pass Through	2028	2012	164,611	2.89%
MLCC 2003-F B1	AA	09/25/03	13,913	1m LIBOR	2028	2012	13,913	1.90%
MLCC 2003-H A1	AAA	12/22/03	365,708	1m LIBOR	2029	2012	348,424	1.62%
MLCC 2003-H A2	AAA	12/22/03	240,000	6m LIBOR	2029	2012	227,545	2.21%
MLCC 2003-H A3A	AAA	12/22/03	119,613	Pass Through	2029	2012	110,119	2.83%
MLCC 2003-H B1	AA	12/22/03	7,875	1m LIBOR	2029	2012	7,875	1.85%
MLCC 2003-H B2	A	12/22/03	6,000	1m LIBOR	2029	2012	6,000	2.55%
Sequoia 2004-1 A1	AAA	01/28/04	601,250	6m LIBOR	2034	2010	574,734	1.47%
Sequoia 2004-1 B1	AA	01/28/04	9,375	1m LIBOR	2034	2010	9,375	1.83%
Sequoia 2004-1 B2	A	01/28/04	5,937	1m LIBOR	2034	2010	5,937	2.33%
Sequoia 2004-2 A1	AAA	02/25/04	671,998	6m LIBOR	2034	2010	646,762	1.45%
Sequoia 2004-2 B1	AA	02/25/04	11,550	1m LIBOR	2034	2010	11,550	1.78%
Sequoia 2004-2 B2	A	02/25/04	7,000	1m LIBOR	2034	2010	7,000	2.26%
Sequoia 2004-3 A1	AAA	03/30/04	894,673	6m LIBOR	2034	2010	863,937	1.40%
Sequoia 2004-3 M1	AA	03/30/04	13,800	1m LIBOR	2034	2010	13,800	1.78%
Sequoia 2004-3 M2	A	03/30/04	9,200	1m LIBOR	2034	2010	9,200	2.18%
Sequoia 2004-4 A1	AAA	04/29/04	785,971	6m LIBOR	2010	2010	785,971	1.61%
Sequoia 2004-4 B1	AA	04/29/04	14,612	1m LIBOR	2010	2010	14,612	1.78%
Sequoia 2004-4 B2	A	04/29/04	8,350	1m LIBOR	2010	2010	8,350	2.18%
Sequoia 2004-5 A1	AAA	05/27/04	547,657	Pass Through	2012	2010	547,657	2.75%
Sequoia 2004-5 A2	AAA	05/27/04	185,613	1m LIBOR	2012	2010	185,613	1.54%
Sequoia 2004-5 A3	AAA	05/27/04	74,897	6m LIBOR	2012	2010	74,897	1.86%
Sequoia 2004-5 B1	AA	05/27/04	14,874	1m LIBOR	2012	2010	14,874	1.76%
Sequoia 2004-5 B2	A	05/27/04	8,499	1m LIBOR	2012	2010	8,499	2.16%
Sequoia 2004-6 A1	AAA	06/29/04	500,000	Pass Through	2012	2010	500,000	2.80%
Sequoia 2004-6 A2	AAA	06/29/04	185,687	1m LIBOR	2012	2010	185,687	1.61%
Sequoia 2004-6 A3a	AAA	06/29/04	196,500	6m LIBOR	2012	2010	196,500	2.16%
Sequoia 2004-6 A3b	AAA	06/29/04	3,500	6m LIBOR	2012	2010	3,500	2.31%
Sequoia 2004-6 B1	AA	06/29/04	15,725	1m LIBOR	2012	2010	15,725	1.83%
Sequoia 2004-6 B2	A	06/29/04	9,250	1m LIBOR	2012	2010	9,250	2.21%
SMHT 2004-1	AAA	06/29/04	317,044	1m LIBOR	2014	2007	317,044	1.56%

Total Sequoia Issuance			$24,301,767				$19,537,326	1.74%

Long-Term Debt Characteristics (continued)

Table 19
Long-Term Debt Characteristics — Residential Mortgage Loans
Sequoia Interest-Only Certificates Issued
($ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia Long-	Debt	Issue	Issue		Stated	Callable	At June. 30,	June. 30
Term Debt Issue	Rating	Date	Amount	Index	Maturity	Date	2004	2004
MLCC 2003-C X-A-2	AAA	06/26/03	12,662	Fixed	2007	2007	4,697	4.50%
MLCC 2003-D X-A-1	AAA	07/29/03	22,371	Fixed	2007	2007	10,085	4.50%
MLCC 2003-E X-A-1	AAA	08/28/03	16,550	Fixed	2007	2007	10,399	4.25%
MLCC 2003-F X-A-1	AAA	09/25/03	18,666	Fixed	2007	2007	12,120	4.50%
Sequoia 2003-6 X-1	AAA	10/29/03	8,220	Fixed	2007	2007	5,537	4.50%
SMFC 2003A AX1	AAA	10/31/03	70,568	Fixed	2007	2007	45,179	4.50%
Sequoia 2003-7 X-1	AAA	11/25/03	10,345	Fixed	2007	2007	7,276	4.25%
Sequoia 2003-8 X-1	AAA	12/23/03	12,256	Fixed	2007	2007	9,062	4.50%
Sequoia 2004-1 X-1	AAA	01/28/04	7,801	Fixed	2007	2007	6,108	4.00%
Sequoia 2004-2 X-1	AAA	02/25/04	8,776	Fixed	2007	2007	7,180	3.75%
SMFC 2004A AX1	AAA	02/26/04	10,626	Fixed	2007	2007	12,582	3.75%
MLCC 2003-H X-A-1	AAA	12/22/03	10,430	Fixed	2007	2007	7,847	4.25%
Sequoia 2004-4 X-1	AAA	05/28/04	9,789	Fixed	2010	2010	9,311	4.25%
Sequoia 2004-5 X-1	AAA	05/27/04	3,371	Fixed	2012	2012	3,203	4.15%
Sequoia 2004-6 X-A	AAA	06/29/04	10,884	WAC IO	2012	2012	10,884	N/A

Total Sequoia Issuance			$233,315				$161,470	4.03%

Table 20
Long-Term Debt Characteristics — Commercial Real Estate Loans
($ in thousands)

							Principal	Interest
Commercial			Original			Estimated	Outstanding	Rate At
Long Term Debt	Debt	Issue	Issue		Stated	Callable	At June. 30,	June. 30
Issue	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Commercial 1	NR	03/30/01	$9,010	1m LIBOR	2002	Paid Off	$—	NM
Commercial 2	NR	03/30/01	8,320	1m LIBOR	2003	Paid Off	—	NM
Commercial 3	NR	03/01/02	8,318	1m LIBOR	2003	Paid Off	—	NM
Commercial 4	NR	08/18/03	5,595	1m LIBOR	2009	NC	5,534	9.50%

Total Commercial Issuance			$31,243				$5,534	9.50%

Table 21
Long-Term Debt Characteristics
Collateralized Debt Obligations and Other Resecuritizations – Acacia and SMFC
($ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Resecuritization	Debt	Issue	Issue		Stated	Callable	At June. 30,	June. 30
Issuance	Rating	Date	Amount	Index	Maturity	Date	2004	2004
SMFC 2002A A1	AAA	04/30/02	64,761	1m LIBOR	2030	2006	$18,598	1.69%
SMFC 2002A A2	AAA	04/30/02	15,861	1m LIBOR	2029	2006	3,805	1.84%
Acacia CDO 1 A	AAA	12/10/02	224,250	3m LIBOR	2018	2010	219,038	1.70%
Acacia CDO 1 B	AA	12/10/02	45,000	3m LIBOR	2037	2010	45,000	2.42%
Acacia CDO 1 C	BBB	12/10/02	15,750	3m LIBOR	2037	2010	15,750	3.82%
SMFC 2002B I A1	AA	12/19/02	16,855	Fixed	2031	2004	1,893	5.43%
SMFC 2002B I A2	A	12/19/02	18,274	Fixed	2031	2004	2,052	5.68%
SMFC 2002B I A3	BBB	12/19/02	17,221	Fixed	2031	2004	1,934	6.38%
SMFC 2002B I A4	BB	12/19/02	25,133	Fixed	2031	2004	2,823	6.75%
SMFC 2002B II A1	AA	12/19/02	15,517	Fixed	2039	2004	2,470	4.82%
SMFC 2002B II A2	A	12/19/02	18,345	Fixed	2039	2004	2,920	4.92%
SMFC 2002B II A3	BBB	12/19/02	14,989	Fixed	2039	2004	2,386	5.35%
SMFC 2002B II A4	BB	12/19/02	8,347	Fixed	2039	2004	1,329	6.00%
Acacia CDO 2 A	AAA	05/13/03	222,000	3m LIBOR	2023	2011	221,306	1.77%
Acacia CDO 2 B	AA	05/13/03	45,375	3m LIBOR	2038	2011	45,375	2.42%
Acacia CDO 2 C	BBB	05/13/03	16,500	3m LIBOR	2038	2011	16,500	4.37%
Acacia CDO 3 A	AAA	11/04/03	222,000	3m LIBOR	2038	2011	221,844	1.70%
Acacia CDO 3 B	AA	11/04/03	45,750	3m LIBOR	2038	2011	45,750	2.32%
Acacia CDO 3 C	BBB	11/04/03	16,500	3m LIBOR	2038	2011	16,500	4.52%
Acacia CDO 4 A	AAA	04/08/04	229,400	3m LIBOR	2039	2014	229,400	1.52%
Acacia CDO 4 B1	AA	04/08/04	45,300	3m LIBOR	2039	2014	45,300	1.99%
Acacia CDO 4 B2	AA	04/08/04	2,000	Fixed	2039	2014	2,000	4.80%
Acacia CDO 4 C1	BBB	04/08/04	13,700	3m LIBOR	2039	2014	13,700	3.99%
Acacia CDO 4 C2	BBB	04/08/04	3,000	Fixed	2039	2014	3,000	6.81%

Total Resecuritizations			$1,361,828				$1,180,673	1.98%

Other Supplemental Financial Data

Table 22
Operating Expenses
($ in Thousands)

										Efficiency
										Ratio:
							Fixed	Fixed		Fixed
							and	and		and
		Less:		Total			Variable	Variable	Fixed	Variable
		Variable		Fixed		Variable	Operating	Operating	Operating	Operating
		Stock		and		(Performance	Expenses/	Expenses/	Expenses/	Expenses/
	Total	Option	Less:	Variable	Fixed	Based)	Average	Average	Average	Net
	Operating	Valuation	Excise	Operating	Operating	Operating	GAAP	Core	Core	Interest
	Expenses	Adjustments	Tax	Expenses	Expenses	Expenses	Equity	Equity	Equity	Income
Q1: 2002	$4,089	$543	$0	$3,546	$1,758	$1,788	4.2%	4.3%	2.1%	23%
Q2: 2002	5,325	789	—	4,536	2,081	2,455	4.7%	4.9%	2.2%	26%
Q3: 2002	3,545	(745)	—	4,290	2,101	2,189	4.0%	4.5%	2.2%	24%
Q4: 2002	7,046	78	959	6,009	2,230	3,779	5.3%	6.0%	2.2%	29%
2002	20,005	665	959	18,381	8,170	10,211	4.6%	4.9%	2.2%	26%
Q1: 2003	8,282	948	862	6,472	2,663	3,809	5.3%	6.2%	2.6%	27%
Q2: 2003	8,793	1,490	—	7,303	2,645	4,658	5.8%	6.8%	2.5%	25%
Q3: 2003	9,098	513	—	8,585	3,941	4,644	6.2%	7.5%	3.4%	25%
Q4: 2003	10,722	2,701	341	7,680	3,717	3,963	5.5%	6.5%	3.2%	19%
2003	36,895	5,652	1,203	30,040	12,966	17,074	5.7%	6.8%	2.9%	23%
Q1: 2004	10,026	1,429	300	8,297	3,966	4,331	5.7%	6.6%	3.1%	18%
Q2: 2004	8,461	(621)	190	8,892	3,623	5,269	5.4%	6.1%	2.5%	19%

Table 23
Unamortized Premium and Discount Balances*
($ in Thousands)

				Net
				Amortization
			Unamortized	(Expense)
	Unamortized	Unamortized	Net	Income
	Gross	Gross	Premium/	During
	Premium	Discount	(Discount)	Period
Q1: 2002	$23,036	($32,053)	($9,017)	($3,201)
Q2: 2002	31,155	(40,301)	(9,146)	(793)
Q3: 2002	57,951	(58,397)	(446)	(2,148)
Q4: 2002	60,478	(70,140)	(9,662)	(3,083)
2002	60,478	(70,140)	(9,662)	(3,083)
Q1: 2003	62,812	(96,131)	(33,319)	(2,098)
Q2: 2003	95,644	(139,297)	(43,653)	3,269
Q3: 2003	176,644	(239,139)	(62,495)	1,736
Q4: 2003	213,506	(314,139)	(100,633)	11,968
2003	213,506	(314,139)	(100,633)	14,875
Q1: 2004	226,738	(321,050)	(94,312)	17,930
Q2: 2004	259,375	(356,637)	(97,262)	14,851

*	Includes deferred bond issuance costs and net premium on asset-backed securities issued.

Table 24
Differences Between GAAP Income and Estimated Taxable Income
($ in Thousands, Except Share Data)

	For the	For the	For the	For the	For the	For the	For the
	First	Second	Six	First	Second	Third	Fourth	For the
	Quarter	Quarter	Months	Quarter	Quarter	Quarter	Quarter	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/2004	6/30/2004	6/30/2004	3/31/2003	6/30/2003	9/30/2003	12/31/2003	12/31/2003
GAAP Income	$50,791	$55,088	$105,879	$14,932	$22,212	$24,636	$69,933	$131,713
Amortization and credit expenses	6,696	16,214	22,910	8,852	5,320	10,610	14,487	39,269
Operating expenses	3,449	2,692	6,141	2,826	4,468	2,223	472	9,989
Stock Options Exercised	(11,889)	(448)	(12,337)	—	—	—	(4,011)	(4,011)
Provision for excise tax	300	190	490	862	—	—	341	1,203
Deferred tax benefit	—	(5,180)	(5,180)	—	—	—	—	—
Mark-to-market expenses	(340)	(3,146)	(3,486)	(1,267)	2,474	(1,102)	(7,231)	(7,126)

Estimated REIT taxable income	$49,007	$65,410	$114,417	$26,205	$34,474	$36,367	$73,991	$171,037
(Earnings) losses from taxable subsidiaries	(2,983)	(6,060)	(9,043)	(545)	(1,952)	(2,484)	(2,672)	(7,653)

Estimated REIT Taxable Income	$46,024	$59,350	$105,374	$25,660	$32,522	$33,883	$71,319	$163,384

Common Shares Outstanding at Period End	19,796,237	21,510,600	—	16,604,910	17,820,856	18,468,138	19,062,983	—
Total Taxable Income Per Share	$2.48	$3.04	$5.52	$1.58	$1.93	$1.97	$3.88	$9.36
REIT Taxable Income Per Share	$2.33	$2.76	$5.09	$1.55	$1.82	$1.83	$3.74	$8.94

End